Exhibit 21

DECEMBER 31, 2006

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Mascot, Inc. (MA)	MA

Radnor Corporation	PA
Radnor/Credit Corporation	DE
Radnor/Dutton Mill Corporation	PA
Radnor/Edgewater, Inc.	DE
Radnor/Investment Corporation	DE
Radnor/North Corporation	DE
Radnor/Spring Ridge Corporation	DE
Radnor/Frederick Corporation	DE
Radnor/Vail Ranch Corporation	DE
Radnor/Sunland/Vail Ranch Partnership	CA
Radnor/Victorville Corporation	DE
Radnor/Sunland/Victorville Partnership	CA
Radnor/Yorba Linda-I Corporation	DE

Sun Alternate Energy Corporation	DE

Sun Atlantic Refining and Marketing Company	DE
Sun Atlantic Refining and Marketing B.V., Inc.	DE
Sun Atlantic Refining and Marketing B.V.	Netherlands
Atlantic Petroleum Corporation	DE
Atlantic Petroleum Delaware Corporation	DE
Atlantic Petroleum (Out) LLC	DE
Atlantic Pipeline (Out) L.P.	TX
Atlantic R&M (Out) L.P.	TX
Atlantic Refining & Marketing Corp.	DE

DECEMBER 31, 2006

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.
Sun Canada, Inc.	DE
Helios Assurance Company Limited	Bermuda
Sun International Limited	Bermuda
Sun Mexico One, Inc.	DE
Sunoco de Mexico, S.A. de C.V.	Mexico
Sun Mexico Two, Inc.	DE

Sun Coal & Coke Company	DE
Cambria Coke Company	DE
Elk River Minerals Corporation	DE
Gateway Energy & Coke Company, LLC	DE
Haverhill North Coke Company	DE
Indiana Harbor Coke Company	DE
Indiana Harbor Coke Corporation	IN
Jewell Coke Company	DE
Jewell Coke Company, L.P.	DE
Jewell Resources Corporation	VA
Dominion Coal Corporation	VA
Jewell Coal & Coke Company, Inc.	VA
Jewell Smokeless Coal Corporation	VA
Oakwood Red Ash Coal Corporation	VA
Vansant Coal Corporation	VA
Sun Coke International, Inc.	DE
Port Talbot Coke Company Limited	England
Sun Coke East Servicos de Coqueificacao Ltda.	Brazil

Sun Coke Company	DE

Sun Company, Inc.	DE
(name saver company)

Sun Company, Inc.	PA
(name saver company)

Sun Executive Services Company	PA
(name saver company)

Sun Geologic and Seismic, Inc.	DE

Sun Oil Argentina Limited	Bermuda

DECEMBER 31, 2006

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.
Sun Oil Company	DE
(name saver company)

Sun Oil Company (U.K.) Ltd.	DE

Sun Oil Export Company	DE
Sun France Oil Company SNC	France

Sun Oil International, Inc.	DE

Sun-Del Pipeline LLC	DE
Mid-Continent Pipe Line (Out) LLC	TX
Sun Pipe Line Company	TX
Sunoco Partners LLC	PA
Sun Pipe Line Delaware (Out) LLC	DE

Sun Refining and Marketing Company	DE
(name saver company)

Sun Services Corporation	PA

Sun Transport, LLC	PA
Helios Capital Corporation	DE
Beneco Leasing Two, Inc.	OH
Sunoco Leasing, Inc.	DE
Heleasco Twenty, Inc.	DE
Heleasco Twenty-Three, Inc.	DE
Jalisco Corporation	CA
Lesley Corporation	DE
Libre Insurance Company, Ltd.	Bermuda

Sun-Del Services, Inc.	DE

Sunoco Caribbean, Inc.	DE
(name saver company)

Sunoco, Inc. (R&M)	PA
Aristech Chemical Corporation	DE
Aristech Investment Corporation	DE
Epsilon Products Company, LLC	PA
Mid-State Oil Company	DE

DECEMBER 31, 2006

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.
Puerto Rico Sun Oil Company LLC	DE
Sun Lubricants and Specialty Products Inc.	Quebec
Sun Petrochemicals, Inc.	DE
Sun Petrochemicals Company	PA
Sunmarks, LLC	DE
Sunoco LaPorte LLC	DE
Sunoco Olefins #3 Inc.	DE
Sunoco Olefins #4 Inc.	DE
Sunoco Olefins L.P.	DE
Sunoco Polyolefins Inc. #1	DE
Sunoco Polyolefins Inc. #2	DE
Sunoco Polyolefins L.P.	DE
Sunoco Power Generation LLC	DE
Sunoco Power Marketing L.L.C.	PA

Sunoco Overseas, Inc.	DE
Lugrasa, S.A.	Panama

Sunoco Partners LLC	PA
Sunoco Logistics Partners GP LLC	DE
Sunoco Logistics Partners Operations L.P.	DE
Sunoco Logistics Partners Operations GP LLC	DE
Sunoco Partners Marketing & Terminals L.P.	TX
Sunoco Pipeline L.P.	TX
Sunoco Pipeline Acquisition LLC	DE
Sun Pipe Line Company of Delaware LLC	DE
Mid-Valley Pipeline Company	OH
Sunoco Partners Lease Acquisition & Marketing LLC	DE

Sunoco Receivables Corporation, Inc.	DE

The Claymont Investment Company	DE

The Sunoco Foundation	PA

Triad Carriers, Inc.	PA
BBQ, Inc.	PA
Carrier Systems Motor Freight, Inc.	DE